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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 18, 1999



                            THE B.F.GOODRICH COMPANY
               (Exact name of registrant as specified in charter)


New York                           1-892                              34-0252680
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(State or other                 (Commission                        (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)



             4020 Kinross Lakes Parkway, Richfield, Ohio         44286-9368
             --------------------------------------------------------------
               (Address of principal executive offices)          (Zip Code)



         Registrant's telephone number, including area code    330-659-7600
                                                             -----------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 5.           Other Events
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The registrant is filing its 1998 audited Financial Statements.


Item 7.           Financial Statements and Exhibits
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23(a)             Consent of Ernst & Young LLP

23(b)             Consent of Deloitte & Touche LLP

Exhibit 27        Financial Data Schedule

Exhibit 99        Reports of Independent Auditors

                  Consolidated Statement of Income for the years ended December 31,1998, 1997 and 1996

                  Consolidated Balance Sheet as of December 31, 1998 and 1997

                  Consolidated Statement of Cash Flows for the years ended December 31, 1998, 1997 and 1996

                  Consolidated Statement of Shareholders' Equity for the years ended December 31, 1998, 1997 and 1996

                  Notes to Consolidated Financial Statements


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE B.F.GOODRICH COMPANY



                                              By /s/Nicholas J. Calise
                                                --------------------------------
                                                  Nicholas J. Calise, Secretary

Dated:   February 25, 1999